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                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS



Alliant Techsystems Inc.:

We hereby consent to the incorporation by reference in Registration Statements No. 33-36981, No. 33-48851, No. 33-86158, No. 33-91138 and No. 33-91196 of our
reports dated May 14, 1997, appearing in and incorporated by reference in this Annual Report on Form 10-K of Alliant Techsystems Inc. for the year ended March 31, 1997.



DELOITTE & TOUCHE LLP
Minneapolis, Minnesota
June 23, 1997